EXHIBIT 10.45
                                  -------------

                           PARTIAL GUARANTY AGREEMENT
                           --------------------------


     WHEREAS, MR. EDWARD KIDSTON (the "Guarantor") has agreed to partially guaranty certain obligations of ARTESIAN DIRECT HOLDINGS CORPORATION, a Washington corporation ("Artesian"), owed to CELERITY SYSTEMS, INC., a Delaware corporation ("Celerity"), under a Financing Agreement (the "Financing Agreement") of even date herewith between Artesian and Celerity.

     NOW, THEREFORE, in consideration of the benefits to be derived by the Guarantor under the Financing Agreement and certain other agreements executed in connection therewith between the Guarantor and Artesian, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby unconditionally guarantees to Celerity, and its successors, endorsees, transferees and assigns the punctual payment when due (as more particularly described herein), whether by acceleration or otherwise, and at all times thereafter, of all obligations (the "Obligations") of Artesian to Celerity under the Financing Agreement.

     If Artesian fails to provide all or any portion of the Purchase Commitment in accordance with Section 1 of the Financing Agreement and does not beneficially own shares of Celerity common stock sufficient to make up the shortfall under the Purchase Commitment at that time, then the Guarantor agrees, at his option and within twenty (20) days after written demand by Celerity, to either (i) deliver to Celerity up to 2.4 million shares of Celerity common stock then owned by the Guarantor, or (ii) pay Celerity up to a maximum of $750,000 in immediately available funds; provided that the Guarantor's guarantee obligations hereunder will be pro rata, in proportion to the amount of the Purchase Commitment (as defined in the Financing Agreement) not fulfilled. For example, if Artesian only purchased $5 million of Products (as defined in the Financing Agreement) from Celerity (i.e., 50% of the Purchase Commitment), and Artesian no longer owned sufficient shares of Celerity common stock to make up for the shortfall, then the Guarantor shall, at his option, within twenty (20) days of the date of demand by Celerity, either (i) deliver to Celerity 1.2 million shares of Celerity common stock owned by the Guarantor or (ii) pay $375,000 to Celerity.

     The undersigned consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Obligations may be substituted, exchanged, compromised, impaired, released, or surrendered with or without consideration; the time or place of payment of any Obligations or of any security thereof may be changed or extended, in whole or in part; Artesian may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Obligations or any security therefor may be modified or waived (except for the provisions relating to Artesian's obligations to deliver any shares held at the time it fails to fulfill all or any portion of the Purchase Commitment, as more particularly described in Section 4(b) of the Financing Agreement); any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; and neither termination of existence, bankruptcy nor lack of authority of Artesian or the undersigned, shall affect the continuing obligation of the undersigned, all without notice to or further assent by the undersigned, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction.

     The undersigned expressly waives: (a) notice of acceptance of this guaranty and of all extensions or renewals of credit or other financial accommodations to Artesian; (b) presentment and demand for payment of any of the Obligations; (c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the Obligations or with respect to any security therefor; (d) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Obligations or with respect to any party primarily or secondarily liable for the payment of Obligations to Celerity; (e) the fact that any security for the Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (f) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Obligations or any lack of commercial reasonableness, except to the extent required by applicable law, in dealing with any security for the Obligations;
(g) any duty or obligation on the part of Celerity to ascertain the extent or nature of any security for the Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Obligations, or to take any steps or actions to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (h) any duty or obligation of Celerity to proceed to collect the Obligations from, or to commence an action against, Artesian, any other guarantor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of Celerity in favor of Artesian or any other person, despite any notice or request of the undersigned to do so; (i) the right to assert any of the benefits under any statute providing appraisal or other rights which may reduce or prohibit any deficiency judgments in any foreclosure or other action;
(j) all other notices to which the undersigned might otherwise be entitled;  and
(k) demand for payment under this guaranty.

     THIS IS A GUARANTY OF PAYMENT AND NOT OF COLLECTION. The liability of the undersigned on this guaranty shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against Artesian or any other person or foreclosure of any security interests or liens available to Celerity, its successors, endorsees or assigns. Celerity may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, Artesian or any other guarantor without in any way affecting or discharging the liability of the undersigned hereunder. If the Obligations are partially paid, the undersigned shall remain liable for any balance of such Obligations. This guaranty shall be revived and reinstated in the event any payment received by Celerity on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors.

     The undersigned expressly represents and acknowledges that any loans or other financial accommodations by Celerity to Artesian are and will be to the direct interest and advantage of the undersigned.

     No delay or failure on the part of Celerity in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Celerity of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     Any amount received by Celerity from whatever source and applied by it toward the payment of the Obligations shall be applied in such order of application as Celerity may from time to time elect.

     This guaranty shall bind and inure to the benefit of Celerity, its successors and assigns, and likewise shall bind and inure to the benefit of the undersigned, their heirs, executors, administrators, successors and assigns. This guaranty contains the entire agreement and there is no understanding that any other person shall execute this or a similar guaranty. Furthermore, no course of dealing between the parties, no usage of trade, and no parole or extrinsic evidence shall be used to supplement or modify any terms of this guaranty; nor are there any conditions to the complete effectiveness of this guaranty.

     The parties agree that this guaranty shall be deemed, made, delivered, performed and accepted by Celerity in the State of Tennessee and shall be governed by the laws of the State of Tennessee. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

     THE UNDERSIGNED (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF TENNESSEE, THE COURTS THEREOF AND ANY UNITED STATES DISTRICT COURT SITTING THEREIN, FOR THE ENFORCEMENT OF THIS GUARANTY AND (B) WAIVES ANY AND ALL
PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF TENNESSEE FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS GUARANTY. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT CELERITY FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST ARTESIAN, AND AGAINST ANY ASSETS OF ARTESIAN, WITHIN ANY OTHER STATE OR JURISDICTION.

     The undersigned certifies that all information concerning the undersigned is true, correct and complete.

     The undersigned agrees, in the event that this Guaranty is enforced or collected by law or through an attorney at law, to pay all costs of collection actually incurred by Celerity, including, without limitation, attorneys' fees.

     IN WITNESS WHEREOF, the undersigned has executed this guaranty under seal, as of the ___ day of August 2001.


                                                     "GUARANTOR"


                                                     --------------------------
                                                     Edward Kidston